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                                                            Exhibit 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-58315, 333-58319, 333-58323) of Aztec
Technology Partners, Inc. of our report dated March 30, 2000, appearing on Page F-2 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 30, 2000